UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ________________
 FORM 8-K
  ________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 30, 2018
Date of Report (Date of earliest event reported)
  ________________
Milacron Holdings Corp.
(Exact name of registrant as specified in its charter)
  ________________

Delaware
(State or other jurisdiction
of incorporation)

001-37458	80-0798640
(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200 Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip Code)
(513) 487-5000
(Registrant’s telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On November 30, 2018, Milacron Holdings Corp. (the "Company") made a voluntary $15.0 million principal payment on the Company's outstanding senior secured term loan facility with a maturity date of September 28, 2023 ("2017 Term Loan Facility"), the Company's fourth such payment in 2018. Year-to-date the Company has paid down $90.0 million on the 2017 Term Loan Facility, and the Company remains committed to its previously stated goal of paying down $100.0 million in 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:	/s/ Bruce Chalmers
Name:	Bruce Chalmers
Title:	Chief Financial Officer
Date: November 30, 2018